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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 21, 1998


                  STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                    333-13617                  13-3633241
         --------                    ---------                  ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)


245 Park Avenue
New York, New York                                           10167
------------------                                           -----
(Address of Principal                                      (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (212) 272-2000


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                                       -2-

Item 5.  OTHER EVENTS.

                  On or about May 29, 1998, the Registrant will cause the issuance and sale of approximately $277,194,500 initial principal amount of Mortgage Pass-Through Certificates, Series 1998-6 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of May 1, 1998, among the Registrant, as depositor, EMC Mortgage Corporation, as master servicer and State Street Bank and Trust Company, as trustee.

                  In connection with the sale of the Series 1998-6, Class A-I,, Class A-II, Class A- III, Class A-IV, Class A-V, Class B-1, Class B-2, Class B-3, Class R-1 and Class R-2 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-13617, which Computational Materials are being filed as exhibits to this report.

                  The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.




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                                       -3-



Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS


         (a)      FINANCIAL STATEMENTS.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS



                   ITEM 601(A) OF
                   REGULATION S-K
EXHIBIT NO.        EXHIBIT NO.             DESCRIPTION
-----------        -----------             -----------
     1                  99                 Computational Materials--
                                           Computational Materials (as defined
                                           in Item 5) that have been provided by
                                           the Underwriter to certain
                                           prospective purchasers of The
                                           Structured Asset Mortgage Investors
                                           Inc. Mortgage Pass-Through
                                           Certificates, Series 1998-6 (filed in
                                           paper pursuant to the automatic SEC
                                           exemption pursuant to Release
                                           33-7427, August 7, 1997)




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                                       -4-

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                           STRUCTURED ASSET MORTGAGE
                                           INVESTMENTS INC.

                                           By: /s/ Joseph T. Turkowski, Jr.
                                              -----------------------------
                                           Name:   Joseph T. Turkowski, Jr.
                                           Title:  Vice President




Dated: May 21, 1998


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                                  EXHIBIT INDEX


                       Item 601 (a) of        Sequentially
         Exhibit       Regulation S-K         Numbered
         Number        Exhibit No.            Description                  Page
         ------        -----------            -----------                  ----

         1                  99          Computational Materials            6